                                                                    Exhibit 23.1


                  CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANTS


         We hereby consent to the use in this Form S-8 Registration Statement of uWink, Inc. of our report dated March 7, 2006, relating to the financial statements of uWink, Inc. as of and for the year ended December 31, 2004, and December 31, 2005 which is incorporated by reference into such Form S-8.



KABANI & COMPANY, INC.
Los Angeles, California


/S/ KABANI & COMPANY, INC.
--------------------------
Dated: June 16, 2006